                         NOTICE OF GUARANTEED DELIVERY

                   11 1/4% SENIOR SUBORDINATED NOTES DUE 2008
                                       OF

                                AQUA-CHEM, INC.

                PURSUANT TO THE PROSPECTUS DATED JANUARY 5, 1999



     This form must be used by a holder of 11 1/4% Senior Subordinated Notes Due 2008 (the "Notes") of Aqua-Chem, Inc., a Delaware corporation (the "Company"), who wishes to tender Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described under the caption "The Exchange Offer -- How to Tender" in the Company's Prospectus dated January 5, 1999 (the "Prospectus") and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.


                 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL
          EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 5, 1999
                    UNLESS EXTENDED (THE "EXPIRATION DATE").

                    UNITED STATES TRUST COMPANY OF NEW YORK
                             (THE "EXCHANGE AGENT")

          By Mail:             Facsimile Transmission Number:    By Hand up to 4:30 p.m.:
          --------             ------------------------------    ------------------------
 United States Trust Company          (212) 780-0592            United States Trust Company
         of New York            (For Eligible Institutions              of New York
        P.O. Box 844                       Only)                       111 Broadway
       Cooper Station                                                   Lower Level
     New York, New York            Confirm by Telephone:         New York, New York 10006
         10276-0844                                                Attn: Corporate Trust
    Attn: Corporate Trust              (800)548-6565                     Services
          Services
(Registered or Certified Mail
        Recommended)

                                 By Overnight Courier and
                                by Hand after 4:30 p.m. on
                                 the Expiration Date Only:
                                --------------------------
                                United States Trust Company
                                            of
                                         New York
                                       770 Broadway
                                        13th Floor
                                 New York, New York 10003
                                   Attn: Corporate Trust
                                         Services

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

     The undersigned hereby tenders the Notes listed below:

---------------------------------------------------------------------------------------------------
CERTIFICATE NUMBER(S) (IF KNOWN) OF
   NOTES OR AGGREGATE PRINCIPAL          ACCOUNT NUMBER AT THE            AGGREGATE PRINCIPAL
        AMOUNT REPRESENTED                BOOK-ENTRY FACILITY               AMOUNT TENDERED
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

                            PLEASE SIGN AND COMPLETE
--------------------------------------------------------------------------------

 Signature(s) of Registered Holder(s) or
 Authorized Signatory:
 -------------------------------
 -------------------------------------------------------
 Name(s) of Registered Holder(s):
 -----------------
 -------------------------------------------------------
 Principal Amount of Notes Tendered and as to
 which Consents are given:
 --------------------------
 Certificate No(s). of Notes
 (if available):
 ---------------------------------------
Date:
------------------------------------------------
Address:
---------------------------------------------

         ------------------------------------------------------
Area Code and Telephone No.:
--------------------
If Notes will be delivered by book-entry
transfer to DTC, check the box: [ ]
DTC Account
No.:
-------------------------------------------------

      This Notice of Guaranteed Delivery must be signed by the holder(s) exactly as their name(s) appear on certificates for the Notes or on a security position listing as the owner of Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

 Please print name(s) and address(es).

 Name(s):
 ------------------------------------------------------------------------------

          ---------------------------------------------------------------------

 Capacity:
 ------------------------------------------------------------------------------

         ----------------------------------------------------------------------

 Address(es):
 ------------------------------------------------------------------------------

            -------------------------------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer -- How to Tender" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.

                      PLEASE PRINT NAMES(S) AND ADDRESS(S)

Name of firm:
--------------------------------------------------------------------------------

Authorized Signature:
--------------------------------------------------------------------------------

Title:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               (Zip Code)

Area Code and Telephone Number:
---------------------------------------------------------------------------

Dated: ____________ , 1998

DO NOT SEND NOTES WITH THIS FORM. ACTUAL SURRENDER OF NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

     1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holder may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

     2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Notes referred to herein, the signature must correspond with the name(s) written on the face of the Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Notes, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate Notes powers, signed as the name of the registered holder(s) appears on the Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing. If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Company of such person's authority to so act.

     3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.